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                                                                   Exhibit 10.nn

                      SECOND AMENDMENT TO HUFFY CORPORATION
                          1998 KEY EMPLOYEE STOCK PLAN
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This Second Amendment is made and effective as of July 20, 2000, to the 1998 Key
Employee Stock Plan (the "Plan"), under the following circumstances:

The Company desires to amend the Plan and such amendment was approved and adopted by the Compensation Committee of the Board of Directors and the Board of Directors of the Corporation on July 20, 2000;

NOW, THEREFORE, the Plan shall be amended as follows:

1. DEFINITIONS. All capitalized terms herein, unless specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. AMENDMENT. Section 10(a) of the Plan is hereby amended in its entirety to read as set forth below:

         `(a) To the extent not inconsistent with the provisions of this Plan, the Committee shall fix the terms and provisions and restrictions of options and stock appreciation rights, including the number of shares of Common Stock to be subject to each option, the dates on which options may be fully or partially exercised, the minimum period (if any) during which the same must be held until exercisable and the expiration dates thereof. The Committee may require an agreement, commitment, or statement on the part of any grantee of options and/or stock appreciation rights prior to the effectiveness of any such grant as it shall determine is in the best interest of the Company.'

3. EFFECTIVE DATE AND AFFIRMATION. This Amendment shall be effective as of July 20, 2000. Except as amended hereby, the Plan remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed as of July 20, 2000.

                                                HUFFY CORPORATION

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                                                Nancy A. Michaud